PHILADELPHIA INVESTMENT PARTNERS

NEW GENERATION FUND

PIPGX

Supplement dated February 29, 2016 to

the Prospectus and Statement of Additional Information dated August 1, 2015

The Board of Trustees of the Philadelphia Investment Partners New Generation Fund (the “Fund”) has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares on March 30, 2016.

Effective as of the close of business on the date of this Supplement, the Fund’s shares are no longer available for purchase by new or existing shareholders.  The Fund's Adviser will pursue the Fund’s stated investment objectives until March 11, 2016 when the Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund will otherwise not available for purchase as of the date set forth above.

Prior to March 30, 2016, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MARCH 30, 2016 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1 (888) 686-2729.

This Supplement and the existing Prospectus and SAI dated August 1, 2015, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 1, 2015 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1 (888) 686-2729.